EXHIBIT 32

CERTIFICATION

In connection with the accompanying Annual Report on Form 10-K (the “Report”) of Lindsay Corporation (the “Company”) for the year ended August 31, 2026, I, Randy A. Wood, Chief Executive Officer of the Company and I, Brett R. Coburn, Co-Interim Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Randy A. Wood
Randy A. Wood
President and Chief Executive Officer
(Principal Executive Officer)

/s/ BRETT R. COBURN
Brett R. Coburn
Vice President, Chief Accounting Officer and Co-Interim Chief Financial Officer
(Principal Financial Officer)

October 22, 2026

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.